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                                                                   Exhibit 99.1

                               [GRAPHIC OMITTED]

                                        FOR:  Proliance International, Inc.

                                        CONTACT:
                                        Richard A. Wisot
                                        Chief Financial Officer
                                        (203) 859-3552
FOR IMMEDIATE RELEASE
                                        Financial Dynamics
                                        Investor Relations: Christine Mohrmann,
                                        Eric Boyriven, Alexandra Tramont
                                        (212) 850-5600

            PROLIANCE ANNOUNCES CONTINUATION OF RESTRUCTURING PROGRAM
       - ACTIONS TO ACHIEVE NET ANNUAL COST SAVINGS ON AN ONGOING BASIS -

NEW HAVEN, CONNECTICUT, October 7, 2005 - Proliance International, Inc. (AMEX:
PLI) today announced that the Company was initiating further actions under the
$10 million to $14 million restructuring program associated with the merger in which Modine Manufacturing Company's aftermarket business was merged into
Transpro to create Proliance. Under these actions, the Company will close its distribution centers in Orlando, Florida and Kansas City, Missouri and consolidate these activities into two existing facilities in Arlington, Texas and Southaven, Mississippi. In addition, the Company will be consolidating the portion of its copper/brass radiator production, currently performed at its
Nuevo Laredo, Mexico facility, into its Mexico City plant location, which was acquired in the aftermarket business merger. The Company also announced that it would be closing its copper/brass tube mill operation located in New Haven,
Connecticut.

The Company expects the distribution center closings in Kansas City and Orlando and the associated relocation actions to be completed by the end of 2005. In conjunction with these actions, the Company expects to incur between $600,000 and $800,000 in one-time cash restructuring costs related to the relocation of inventory, facility exit costs and personnel-related expenses associated with the elimination of 36 employment positions. The majority of these costs will be accrued on the opening acquisition balance sheet, resulting in a reduction of the negative goodwill generated by the transaction, as they relate to the closure of acquired facilities.

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PROLIANCE ANNOUNCES CONTINUATION OF RESTRUCTURING                        PAGE 2
PROGRAM

The relocation of the Nuevo Laredo copper/brass radiator production to Mexico
City is expected to be completed during the fourth calendar quarter of 2005.
When this action is completed, the Company will have centralized its copper/brass radiator production in Mexico City and its aluminum radiator production in Nuevo Laredo. Costs associated with this relocation, which are expected to be between $3.0 million and $3.5 million, will be recorded in the income statement as restructuring expenses. These include cash expenditures to relocate equipment and employee-related costs associated with the elimination of
194 positions, along with the non-cash write-off of certain inventory and the non-cash write-down of fixed assets no longer required to net realizable value.
With the relocation of production to Mexico City, the Company expects to add 42
Associates.

Closure of the copper/brass tube mill operation in New Haven, Connecticut, which will be completed during the fourth quarter of 2005, will result in between
$100,000 and $200,000 of cash expenditures associated with the relocation of inventory and machinery and one-time personnel-related expenses associated with the elimination of nine full time positions. Future copper/brass tube requirements will be purchased from outside vendors.

Upon completion, the above actions are anticipated to result in cost reductions which will exceed the one time restructuring costs incurred.

"The continued restructuring actions we are announcing today will reduce duplication, improve our product cost position and further streamline our business," said Charles E. Johnson, President and CEO of Proliance. "We do not
take lightly these decisions to close locations and reduce our number of
Associates. These were difficult decisions in that context, as there are many long-serviced Associates working in Kansas City, Orlando, Nuevo Laredo and New
Haven who will be affected by these actions. However, in today's competitive environment, we must strive to achieve the lowest possible cost of doing business, while continuing to provide superior customer service. I thank them for their hard work and many years of service, and assure them that we will act in-concert with our Strategic Values in the treatment of their separation from
Proliance."

Mr. Johnson added, "The initiation of these actions strengthens Proliance's position to meet the changing needs of our customers and the market. We are well into the announcement of major actions related to our restructuring program and continue to believe that our estimates of restructuring costs and future savings are achievable. Indeed, while we have said our restructuring actions may require
12 to 18 months to complete, we are accelerating as many actions as possible into 2005 in order to hasten the generation of synergies expected as a result of the merger. We will begin to report on the impacts our activities as we proceed further with the implementation of our restructuring activities."

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PROLIANCE ANNOUNCES CONTINUATION OF RESTRUCTURING                        PAGE 3
PROGRAM

Mr. Johnson concluded, "Our recent merger transaction provided Proliance with a strong balance sheet and improved prospects for longer term profitability as our synergy activities gain traction. In the near term, as we have said, our operating results will be challenged by continued price down pressures, historically high material costs, and lower plant operating rates as we address inventory reduction, thereby generating additional cash in the second half of
2005 to fund our restructuring program. Overall, however, we remain excited regarding our prospects and anticipate returning to operating profitability in
2006, given reasonable market conditions."

PROLIANCE  INTERNATIONAL, INC. is a leading manufacturer and distributor of aftermarket heat transfer and temperature control products for automotive and heavy-duty applications.

Proliance International, Inc.'s Strategic Corporate Values Are:

     o   Being An Exemplary Corporate Citizen
     o   Employing Exceptional People
     o   Dedication To World-Class Quality Standards
     o   Market Leadership Through Superior Customer Service
     o   Commitment to Exceptional Financial Performance

FORWARD-LOOKING STATEMENTS

Statements included in this news release, which are not historical in nature, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements relating to the future financial performance of the Company are subject to business conditions and growth in the general economy and automotive and truck business, the impact of competitive products and pricing, changes in customer product mix, failure to obtain new customers or retain old customers or changes in the financial stability of customers, changes in the cost of raw materials, components or finished products and changes in interest rates. Such statements are based upon the current beliefs and expectations of Proliance management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. When used in this press release the terms "anticipate," "believe," "estimate," "expect," "may," "objective," "plan,"
"possible," "potential," "project," "will" and similar expressions identify forward-looking statements.

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PROLIANCE ANNOUNCES CONTINUATION OF RESTRUCTURING                        PAGE 4
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In addition, the following factors relating to the merger with the Modine
Manufacturing Company aftermarket business, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1)
the risk that the businesses will not be integrated successfully; (2) the risk that the cost savings and any revenue synergies from the transaction may not be fully realized or may take longer to realize than expected; (3) disruption from the transaction making it more difficult to maintain relationships with clients, employees or suppliers; (4) the transaction may involve unexpected costs; (5)
increased competition and its effect on pricing, spending, third-party relationships and revenues; (6) the risk of new and changing regulation in the
U.S. and internationally; (7) the possibility that Proliance's historical businesses may suffer as a result of the transaction and (8) other uncertainties and risks beyond the control of Proliance. Additional factors that could cause
Proliance's results to differ materially from those described in the forward-looking statements can be found in the Annual Report on Form 10-K of
Proliance (formerly known as Transpro, Inc.), in the Quarterly Reports on Forms
10-Q of Proliance, and Proliance's other filings with the SEC. The forward-looking statements contained in this press release are made as of the date hereof, and we do not undertake any obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise.

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